Exhibit 10.1

PERFORMANT FINANCIAL CORPORATION
2012 STOCK INCENTIVE PLAN
NOTICE OF STOCK OPTION GRANT
You have been granted the following Option to purchase Common Stock of Performant Financial Corporation (the “Company”) under the Company’s 2012 Stock Incentive Plan (the “Plan”):

Name of Optionee:
Total Number of Option Shares Granted:
Type of Option:	[Nonstatutory Stock Option/Incentive Stock Option]
Exercise Price Per Share:	$
Grant Date:
Vesting Commencement Date:
Vesting Schedule:
This Option becomes exercisable with respect to the first 1/4th of the Shares subject to this Option when you complete 12 months of continuous Service as an Employee or a Consultant from the Vesting Commencement Date. Thereafter, this Option becomes exercisable with respect to an additional 1/48th of the Shares subject to this Option when you complete each additional month of such Service.

Expiration Date:	This Option expires earlier if your Service terminates earlier, as described in the Stock Option Agreement.
By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the term and conditions of the Plan and the Stock Option Agreement (the “Agreement”), both of which are attached to and made a part of this document.
By signing this document you further agree that the Company may deliver by e-mail all documents relating to the Plan or this Award (including without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements). You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it will notify you by e-mail.

OPTIONEE:	Performant Financial Corporation

By:
Optionee’s Signature

Title:
Optionee’s Printed Name

PERFORMANT FINANCIAL CORPORATION
NOTICE OF STOCK OPTION GRANT

PERFORMANT FINANCIAL CORPORATION
2012 STOCK INCENTIVE PLAN
STOCK OPTION AGREEMENT

Tax Treatment
This Option is intended to be an incentive stock option under Section 422 of the Internal Revenue Code or a nonstatutory option, as provided in the Notice of Stock Option Grant. Even if this Option is designated as an incentive stock option, it shall be deemed to be a nonstatutory option to the extent required by the $100,000 annual limitation under Section 422(d) of the Internal Revenue Code.

Vesting
This Option becomes exercisable in installments, as shown in the Notice of Stock Option Grant. This Option will in no event become exercisable for additional Shares after your Service as an Employee or a Consultant has terminated for any reason.

Term
This Option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Grant Date, as shown on the Notice of Stock Option Grant (fifth anniversary for a more than 10% shareholder as provided under the Plan if this is an incentive stock option). This Option may expire earlier if your Service terminates, as described below.

Regular Termination
If your Service terminates for any reason except death or “Total and Permanent Disability” (as defined in the Plan), then this Option will expire at the close of business at Company headquarters on the date three (3) months after the date your Service terminates (or, if earlier, the Expiration Date). The Company determines when your Service terminates for this purpose and all purposes under the Plan and its determinations are conclusive and binding on all persons.

Death
If your Service terminates because of death, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date). During that period of up to 12 months, your estate or heirs may exercise the Option.

Disability
If your Service terminates because of your Total and Permanent Disability, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date).

Leaves of Absence
For purposes of this Option, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. But your Service terminates when the approved leave ends, unless you immediately return to active work.

PERFORMANT FINANCIAL CORPORATION
STOCK OPTION AGREEMENT

If you go on a leave of absence, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company’s part-time work policy or the terms of an agreement between you and the Company pertaining to your part-time schedule.

Restrictions on Exercise
The Company will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of the Company stock pursuant to this Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Company stock as to which such approval shall not have been obtained.

Notice of Exercise
When you wish to exercise this Option you must provide a notice of exercise form in accordance with such procedures as are established by the Company and communicated to you from time to time. Any notice of exercise must specify how many Shares you wish to purchase and how your Shares should be registered. The notice of exercise will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment	When you submit your notice of exercise, you must include payment of the Option exercise price for the Shares you are purchasing. Payment may be made in the following form(s):
	•	Your personal check, a cashier’s check or a money order.
•
Certificates for Shares that you own, along with any forms needed to effect a transfer of those Shares to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Option exercise price. Instead of surrendering Shares, you may attest to the ownership of those Shares on a form provided by the Company and have the same number of Shares subtracted from the Shares issued to you upon exercise of the Option. However, you may not surrender or attest to the ownership of Shares in payment of the exercise price if your action would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to this Option for financial reporting purposes.

•
By delivery on a form approved by the Company of an irrevocable direction to a securities broker approved by the Company to sell all or part of the Shares that are issued to you when you exercise this Option and to deliver to the Company from the sale proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The balance of the sale proceeds, if any, will be delivered to you. The directions must be given by providing a notice of exercise form approved by the Company.

PERFORMANT FINANCIAL CORPORATION
STOCK OPTION AGREEMENT

•
By delivery on a form approved by the Company of an irrevocable direction to a securities broker or lender approved by the Company to pledge Shares that are issued to you when you exercise this Option as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The directions must be given by providing a notice of exercise form approved by the Company.

•
If permitted by the Committee, by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price (plus tax withholdings, if applicable) and any remaining balance of the aggregate exercise price (and/or applicable tax withholdings) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by you in cash other form of payment permitted under this Option. The directions must be given by providing a notice of exercise form approved by the Company.

•	Any other form permitted by the Committee in its sole discretion.
Notwithstanding the foregoing, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

PERFORMANT FINANCIAL CORPORATION
STOCK OPTION AGREEMENT

Withholding Taxes and Stock Withholding
Regardless of any action the Company or your actual employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate your liability for Tax-Related Items.
Prior to exercise of the Option, you shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or the Employer. In this regard, you authorize the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or the Employer. With the Company’s consent, these arrangements may also include, if permissible under local law, (a) withholding Shares that otherwise would be issued to you when you exercise this Option, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum statutory withholding amount, (b) having the Company withhold taxes from the proceeds of the sale of the Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization), or (c) any other arrangement approved by the Company. The Fair Market Value of these Shares, determined as of the effective date of the Option exercise, will be applied as a credit against the withholding taxes. Finally, you shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise and refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section.

Restrictions on Resale
You agree not to sell any Shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Transfer of Option
In general, only you can exercise this Option prior to your death. You may not sell, transfer, assign, pledge or otherwise dispose of this Option, other than as designated by you by will or by the laws of descent and distribution, except as provided below. For instance, you may not use this Option as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may in any event dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your Option in any other way.

PERFORMANT FINANCIAL CORPORATION
STOCK OPTION AGREEMENT

However, if this Option is designated as a nonstatutory stock option in the Notice of Stock Option Grant, then the Committee may, in its sole discretion, allow you to transfer this Option as a gift to one or more family members. For purposes of this Agreement, “family member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), any individual sharing your household (other than a tenant or employee), a trust in which one or more of these individuals have more than 50% of the beneficial interest, a foundation in which you or one or more of these persons control the management of assets, and any entity in which you or one or more of these persons own more than 50% of the voting interest.

In addition, if this Option is designated as a nonstatutory stock option in the Notice of Stock Option Grant, then the Committee may, in its sole discretion, allow you to transfer this option to your spouse or former spouse pursuant to a domestic relations order in settlement of marital property rights.

The Committee will allow you to transfer this Option only if both you and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by this Agreement.

Retention Rights
Neither your Option nor this Agreement gives you the right to be employed or retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.

Shareholder Rights
Your Options carry neither voting rights nor rights to dividends. You, or your estate or heirs, have no rights as a shareholder of the Company unless and until you have exercised this Option by giving the required notice to the Company and paying the exercise price. No adjustments will be made for dividends or other rights if the applicable record date occurs before you exercise this Option, except as described in the Plan.

Adjustments
The number of Shares covered by this Option and the exercise price per Share shall be subject to adjustment in the event of a stock split, a stock dividend or a similar change in Company Shares, and in other circumstances, as set forth in the Plan.

Successors and Assigns
Except as otherwise provided in the Plan or this Agreement, every term of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees and assigns.

Notice
Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following mailing with postage and fees prepaid, addressed to the other party hereto at the address last known in the Company’s records or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of California (without regard to their choice-of-law provisions).

PERFORMANT FINANCIAL CORPORATION
STOCK OPTION AGREEMENT

Miscellaneous
You understand and acknowledge that (i) the Plan is entirely discretionary, (ii) the Company and your employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the exercise price and the vesting schedule, will be at the sole discretion of the Company.
The value of this Option shall be an extraordinary item of compensation outside the scope of your employment contract, if any, and shall not be considered a part of your normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.
You understand and acknowledge that participation in the Plan ceases upon termination of your Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.
You hereby authorize and direct your employer to disclose to the Company or any Subsidiary any information regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the Plan, as your employer deems necessary or appropriate to facilitate the administration of the Plan.
You consent to the collection, use and transfer of personal data as described in this subsection. You understand and acknowledge that the Company, your employer and the Company’s other Subsidiaries hold certain personal information regarding you for the purpose of managing and administering the Plan, including (without limitation) your name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the your favor (the “Data”). You further understand and acknowledge that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. You understand and acknowledge that the recipients of Data may be located in the United States or elsewhere. You authorize such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering your participation in the Plan, including a transfer to any broker or other third party with whom you elect to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on your behalf. You may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this subsection by contacting the Human Resources Department of the Company in writing.

PERFORMANT FINANCIAL CORPORATION
STOCK OPTION AGREEMENT

The Plan and Other Agreements
The text of the Plan is incorporated in this Agreement by reference. All capitalized terms in the Agreement shall have the meanings assigned to them in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded. This Agreement may be amended by the Committee without your consent; however, if any such amendment would materially impair your rights or obligations under the Agreement, this Agreement may be amended only by another written agreement, signed by you and the Company.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT,
YOU AGREE TO ALL OF THE TERMS AND CONDITIONS
DESCRIBED ABOVE AND IN THE PLAN.

PERFORMANT FINANCIAL CORPORATION
STOCK OPTION AGREEMENT

PERFORMANT FINANCIAL CORPORATION
2012 STOCK INCENTIVE PLAN
NOTICE OF CASH EXERCISE OF STOCK OPTION

OPTIONEE INFORMATION:

Name:	Social Security Number:

Address:	Employee Number:
OPTION INFORMATION:

Date of Grant:	_______________, 20__	Type of Stock Option:
Exercise Price per Share: $______________	Nonstatutory (NSO)
Total number of Shares of PERFORMANT FINANCIAL CORPORATION (the “Company”) covered by option: __________	Incentive (ISO)
Number of Shares of the Company for which option is being exercised now:            (“Purchased Shares”).
Total exercise price for the Purchased Shares: $
Form of payment enclosed:

Check for $ , payable to “PERFORMANT FINANCIAL CORPORATION”
Name(s) in which the Purchased Shares should be registered:
_______________________________________________________

The certificate for the Purchased Shares should be sent to the following address:	____________________________________________ ____________________________________________ ____________________________________________ ____________________________________________
ACKNOWLEDGMENTS:

1.	I understand that all sales of Purchased Shares are subject to compliance with the Company’s policy on securities trades.
2.	I hereby acknowledge that I received and read a copy of the prospectus describing the Company’s 2012 Stock Incentive Plan and the tax consequences of an exercise.
3.
In the case of a nonstatutory option, I understand that I must recognize ordinary income equal to the spread between the fair market value of the Purchased Shares on the date of exercise and the exercise price. I further understand that I am required to pay withholding taxes at the time of exercising a nonstatutory option.

4.
In the case of an incentive stock option, I agree to notify the Company if I dispose of the Purchased Shares before I have met both of the tax holding periods applicable to incentive stock options (that is, if I make a disqualifying disposition).

PERFORMANT FINANCIAL CORPORATION
NOTICE OF EXERCISE

SIGNATURE AND DATE:

__, 20__

PERFORMANT FINANCIAL CORPORATION
NOTICE OF EXERCISE

PERFORMANT FINANCIAL CORPORATION
2012 STOCK INCENTIVE PLAN
NOTICE OF STOCK UNIT AWARD
You have been granted the following Stock Units representing Common Stock of Performant Financial Corporation (the “Company”) under the Company’s 2012 Stock Incentive Plan (the “Plan”).

Name of Participant:

Name of Participant:

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:
The Stock Units subject to this Award will vest in four (4) equal annual installments on the first, second, third and fourth anniversaries of the Vesting Commencement Date, subject to continuous Service as an Employee or a Consultant from the Vesting Commencement Date through the applicable vesting date.

By your signature and the signature of the Company’s representative below, you and the Company agree that these Stock Units are granted under and governed by the term and conditions of the Plan and the Stock Unit Agreement (the “Agreement”), both of which are attached to and made a part of this document.
By signing this document you further agree that the Company may deliver by e-mail all documents relating to the Plan or this Award (including without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements). You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it will notify you by e-mail.

[ ]	PERFORMANT FINANCIAL CORPORATION By: Its:

PERFORMANT FINANCIAL CORPORATION
NOTICE OF STOCK UNIT AWARD

PERFORMANT FINANCIAL CORPORATION
2012 STOCK INCENTIVE PLAN
STOCK UNIT AGREEMENT

Payment for Stock Units	No cash payment is required for the Stock Units you receive. You are receiving the Stock Units in consideration for Services rendered by you.
Vesting
The Stock Units that you are receiving will vest in installments, as shown in the Notice of Stock Unit Award.
No additional Stock Units vest after your Service as an Employee or a Consultant has terminated for any reason.

Forfeiture
If your Service terminates for any reason, then your Award expires immediately as to the number of Stock Units that have not vested before the termination date and do not vest as a result of termination.
This means that the unvested Stock Units will immediately be cancelled. You receive no payment for Stock Units that are forfeited.
The Company determines when your Service terminates for this purpose and all purposes under the Plan and its determinations are conclusive and binding on all persons.

Leaves of Absence
For purposes of this Award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave of absence was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. But your Service terminates when the approved leave ends, unless you immediately return to active work.
If you go on a leave of absence, then the vesting schedule specified in the Notice of Stock Unit Award may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Stock Unit Award may be adjusted in accordance with the Company’s part-time work policy or the terms of an agreement between you and the Company pertaining to your part-time schedule.

Nature of Stock Units
Your Stock Units are mere bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue Shares on a future date. As a holder of Stock Units, you have no rights other than the rights of a general creditor of the Company.

PERFORMANT FINANCIAL CORPORATION
STOCK UNIT AGREEMENT

No Voting Rights or Dividends; Dividend Equivalents
Your Stock Units carry neither voting rights nor rights to dividends. You, or your estate or heirs, have no rights as a shareholder of the Company unless and until your Stock Units are settled by issuing Shares. No adjustments will be made for dividends or other rights if the applicable record date occurs before your Shares are issued, except as described in the Plan.
Notwithstanding the foregoing, dividend equivalents shall be paid or credited on Stock Units (other than Stock Units that, at the relevant record date, previously have been settled or forfeited) as follows, except that the Committee may specify an alternative treatment from that specified in (i), (ii), or (iii) below for any dividend or distribution:
(i) Cash Dividends
If the Company declares and pays a dividend or distribution on the Shares in the form of cash, then you will be credited, as of the payment date for such dividend or distribution, an amount equal to the number of Stock Units credited to you as of the record date for such dividend or distribution multiplied by the amount that would have been paid as a dividend or distribution on each outstanding Share at such payment date. Any amounts credited under this paragraph (i) shall be subject to the restrictions and conditions that apply to the Stock Unit with respect to which the amounts are credited and will be payable when the underlying Stock Unit becomes payable. At the time the underlying Stock Unit becomes payable, the Company has the discretion to pay any accrued dividend equivalents either in cash or in Shares. If the underlying Stock Unit does not vest or is forfeited, any amounts credited under this paragraph (i) with respect to the underlying Stock Unit will also fail to vest and be forfeited.
(ii) Non-Share Dividends
 If the Company declares and pays a dividend or distribution on Shares in the form of property other than Shares, then a number of additional Stock Units shall be credited to you as of the payment date for such dividend or distribution equal to the number of Stock Units credited to you as of the record date for such dividend or distribution multiplied by the fair market value of such property actually paid as a dividend or distribution on each outstanding Share at such payment date, divided by the Fair Market Value of a Share at such payment date. Any Stock Units credited to you under this paragraph (ii) shall be subject to the restrictions and conditions that apply to the Stock Unit with respect to which the Stock Units are credited and will be payable when the underlying Stock Unit becomes payable. If the underlying Stock Unit does not vest or is forfeited, any Stock Units credited under this paragraph (ii) with respect to the underlying Stock Unit will also fail to vest and be forfeited.
 (iii) Stock Dividends and Splits
If the Company declares and pays a dividend or distribution on Shares in the form of additional Shares, or there occurs a forward split of Stock, then a number of additional Stock Units shall be credited to you as of the payment date for such dividend or distribution or forward split equal to the number of Stock Units credited to you as of the record date for such dividend or distribution or split multiplied by the number of additional Shares actually paid as a dividend or distribution or issued in such split in respect of each outstanding Share. Any Stock Units credited to you under this paragraph (iii) shall be subject to the restrictions and conditions that apply to the Stock Unit with respect to which the Stock Units are credited and will be payable when the underlying Stock Unit becomes payable. If the underlying Stock Unit does not vest or is forfeited, any Stock Units credited under this paragraph (iii) with respect to the underlying Stock Unit will also fail to vest and be forfeited.

PERFORMANT FINANCIAL CORPORATION
STOCK UNIT AGREEMENT

Stock Units Nontransferable
You may not sell, transfer, assign, pledge or otherwise dispose of any Stock Units. For instance, you may not use your Stock Units as security for a loan. If you attempt to do any of these things, your Stock Units will immediately become invalid.

Settlement of Stock Units
Each of your vested Stock Units will be settled when it vests; provided, however, that settlement of each Stock Unit will be deferred to the first permissible trading day for the Shares, if later than the applicable vesting date, but in no event later than December 31 of the calendar year in which the applicable vesting date occurs.
For purposes of this Agreement, “permissible trading day” means a day that satisfies all of the following requirements: (a) the exchange on which the Shares are traded is open for trading on that day; (b) you are permitted to sell Shares on that day without incurring liability under section 16(b) of the Exchange Act, (c) either (i) you are not in possession of material non-public information that would make it illegal for you to sell Shares on that day under Rule 10b-5 under the Exchange Act or (ii) Rule 10b5-1 under the Exchange Act would apply to the sale; (d) you are permitted to sell Shares on that day under such written insider trading policy as may have been adopted by the Company; and (e) you are not prohibited from selling Shares on that day by a written agreement between you and the Company or a third party.
At the time of settlement, you will receive one Share for each vested Stock Unit; provided, however, that no fractional Shares will be issued or delivered pursuant to the Plan or this Agreement, and the Committee will determine whether cash will be paid in lieu of any fractional Share or whether such fractional Share and any rights thereto will be canceled, terminated or otherwise eliminated. In addition, the Shares are issued to you subject to the condition that the issuance of the Shares not violate any law or regulation.

PERFORMANT FINANCIAL CORPORATION
STOCK UNIT AGREEMENT

Withholding Taxes and Stock Withholding
Regardless of any action the Company or your actual employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the settlement of the Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends; and (2) do not commit to structure the terms of the Award or any aspect of the Stock Units to reduce or eliminate your liability for Tax-Related Items.
Prior to the settlement of your Stock Units, you shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or the Employer. In this regard, you authorize the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or the Employer. With the Company’s consent, these arrangements may also include, if permissible under local law, (a) withholding Shares that otherwise would be issued to you when your Stock Units are settled, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum statutory withholding amount, (b) having the Company withhold taxes from the proceeds of the sale of the Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization), or (c) any other arrangement approved by the Company. The Fair Market Value of these Shares, determined as of the effective date when taxes otherwise would have been withheld in cash, will be applied as a credit against the withholding taxes. Finally, you shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section, and your rights to the Shares shall be forfeited if you do not comply with such obligations on or before December 31 of the calendar year in which the applicable vesting date for the Stock Units occurs.

Restrictions on Resale
You agree not to sell any Shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

No Retention Rights
Neither your Award nor this Agreement gives you the right to be employed or retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.

PERFORMANT FINANCIAL CORPORATION
STOCK UNIT AGREEMENT

Adjustments
The number of Stock Units covered by this Award shall be subject to adjustment in the event of a stock split, a stock dividend or a similar change in Company Shares, and in other circumstances, as set forth in the Plan.

Successors and Assigns
Except as otherwise provided in the Plan or this Agreement, every term of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees and assigns.

Notice
Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following mailing with postage and fees prepaid, addressed to the other party hereto at the address last known in the Company’s records or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of California (without regard to their choice-of-law provisions).

PERFORMANT FINANCIAL CORPORATION
STOCK UNIT AGREEMENT

Miscellaneous
You understand and acknowledge that (i) the Plan is entirely discretionary, (ii) the Company and your employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of your Award does not in any way create any contractual or other right to receive additional grants of awards (or benefits in lieu of awards) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when awards will be granted, the number of Shares subject to the awards, and the vesting schedule, will be at the sole discretion of the Company.
The value of this Award shall be an extraordinary item of compensation outside the scope of your employment contract, if any, and shall not be considered a part of your normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.
You understand and acknowledge that participation in the Plan ceases upon termination of your Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.
You hereby authorize and direct your employer to disclose to the Company or any Subsidiary any information regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the Plan, as your employer deems necessary or appropriate to facilitate the administration of the Plan.
You consent to the collection, use and transfer of personal data as described in this subsection. You understand and acknowledge that the Company, your employer and the Company’s other Subsidiaries hold certain personal information regarding you for the purpose of managing and administering the Plan, including (without limitation) your name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all awards or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor (the “Data”). You further understand and acknowledge that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. You understand and acknowledge that the recipients of Data may be located in the United States or elsewhere. You authorize such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering your participation in the Plan, including a transfer to any broker or other third party with whom you elect to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on your behalf. You may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this subsection by contacting the Human Resources Department of the Company in writing.

PERFORMANT FINANCIAL CORPORATION
STOCK UNIT AGREEMENT

The Plan and Other Agreements
The text of the Plan is incorporated in this Agreement by reference. All capitalized terms in this Agreement shall have the meanings assigned to them in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Award. Any prior agreements, commitments or negotiations concerning this Award are superseded. This Agreement may be amended by the Committee without your consent; however, if any such amendment would materially impair your rights or obligations under the Agreement, this Agreement may be amended only by another written agreement, signed by you and the Company.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT,
YOU AGREE TO ALL OF THE TERMS AND CONDITIONS
DESCRIBED ABOVE AND IN THE PLAN.

PERFORMANT FINANCIAL CORPORATION
STOCK UNIT AGREEMENT